[LOGO] TITAN FUND

                          TITAN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


                                  ANNUAL REPORT




















--------------------------------------------------------------------------------
                               For the Year Ended
                                 April 30, 2001

June 20, 2001


Dear Shareholder:

As you know, your Fund's founder and portfolio manager, Gil Giordano, passed away in January of this year. The Board of Trustees immediately retained the services of Harris Bretall Sullivan & Smith, an investment advisory firm based in San Francisco with substantial experience in managing financial services assets, to be Sub-Advisor to the Fund. Since that time, Harris Bretall has been responsible for the day to day management of the Fund while representatives of Gil's estate, and Dr. Mervin Zimmerman, who was Gil's co-owner in the Advisor, have considered what options to pursue for the future of the Fund.

We are pleased to report that the estate and Dr. Zimmerman have reached an agreement for Titan Investment Advisors to be acquired by Turner Investment Partners, Inc., an investment advisory firm based in Berwyn, PA. In mid-June, the Trustees approved the appointment of Turner to be investment advisor to the Fund under a new advisory agreement, which took effect on June 18, at the same advisory fee rate. In the near future you will be receiving a proxy statement asking you to vote on a proposed reorganization of the Fund into the Turner Future Financial Services Fund, and the Fund will become a member of the Turner fund family.

Turner is an experienced investment advisory firm, managing approximately $10 billion in assets for individuals, mutual funds and other institutions. The Fund will be managed by two experienced portfolio managers at Turner, Chris Perry, CFA, and Frank Susteric, CFA.

Gil Giordano's depth of experience in the banking and financial services industry were simply phenomenal, and we greatly miss his knowledge and enthusiasm and his indomitable spirit. We are confident that the Turner organization has the capacity to carry on Gil's vision for the Fund and its shareholders.

Immediately following is a letter from the Fund's interim sub-advisor, Harris Bretall, with regard to the Fund's management during the fiscal year ended April 30, 2001. We were delighted that Harris Bretall was able to step in as portfolio manager during this period and we owe them a great debt of gratitude.

                                        Sincerely,

                                        Board of Trustees

                                [LOGO] TITAN FUND

Dear Titan Financial Services Fund Shareholder,

On February 1st Harris Bretall Sullivan and Smith, LLC was hired by the Board of Trustees as the sub-advisor to manage the Titan Financial Services Fund. The sudden passing of Gil Giordano, founder and manager of the Fund, occasioned this decision. The Board has worked with Harris Bretall for many years, since we manage a large-cap growth stock fund within the same structure, and they knew we had considerable experience in covering the financial services industry. In our growth fund the majority of the assets are invested in financial services, health care, and technology stocks. As one of the owners of Harris Bretall, I have covered financial services companies for more than 20 years. I believe the experience we have covering banks, brokers, and insurance companies is second-to-none.

Our economic outlook is positive for the financial services sector. We expect to see further cuts in interest rates by the Federal Reserve Board, but no credit crisis. In an environment such as this, history tells us that this sector is usually a leader. WHEN YOU COMBINE THIS CYCLICAL CASE FOR FINANCIAL STOCKS WITH THE SECULAR CASE--80 MILLION "BABY BOOMERS" REACHING THEIR PRIME DEMAND PERIOD FOR FINANCIAL SERVICES--IT IS HARD TO THINK OF A MORE FAVORABLE TIME TO INVEST IN THIS INDUSTRY.

My colleague Daniel Perrin and I have tried to position the Fund in sectors that we believe will be direct beneficiaries of these trends. The largest sectors of the Fund continue to be:

          Sector                                           % Fund
          ------                                           ------
          Major Regional Banks                               24%
          Investment Banking/Brokerage                       18%
          Diverse Financial                                  22%
          Savings and Loan                                    9%

These four sectors represent more than 73% of the assets in the Fund. While we have reduced the Regional Bank weighting somewhat and increased the Diverse Financial sector weighting, the relative importance of these sectors has not changed much from the strategy employed by Mr. Giordano.

One sector I would like to particularly comment on is the Regional Bank sector. The prospectus indicates that the "advisor will pay particular attention to smaller banking institutions with assets of $5 billion or less". When we took over the portfolio management responsibilities for the Fund, the entire small-regional bank/small-savings and loan sector of the Fund--those companies with a market capitalization of less than $1 billion--was less than 7%. Today that sub-sector is approximately 2% of the Fund. When we took over the Fund there were more than 150 holdings, today there are 55.

One might conclude that we have shifted away from this core goal of the Fund. The fact is that many of the holdings that we sold were companies that represented less than 0.50% positions in the Fund. These sales do not represent a change in philosophy for the Fund, but reflect our desire to concentrate the Fund into fewer holdings, making each holding a meaningful investment for the Fund.

Another way to view the Fund is to look at the largest holdings. The top 25 investments in the Fund represent approximately 74% of the assets. Specifically, as of April 30th these companies were:

          COMPANY NAME                                    % PORTFOLIO
          ------------                                    -----------
          AMER INT'L GROUP                                    5.8%
          CITIGROUP                                           5.4%
          LEHMAN BR HOLDINGS                                  4.9%
          GOLDMAN SACHS GROUP                                 4.4%
          SCHWAB (CHARLES)                                    4.3%
          MORGAN STANLEY                                      3.9%
          WELLS FARGO                                         3.9%
          AMER EXPRESS                                        3.5%
          MERRILL LYNCH                                       3.2%
          MARSH & MCLENNAN                                    3.0%
          WASHINGTON MUTUAL                                   2.8%
          COMERICA                                            2.7%
          STATE STREET                                        2.6%
          FANNIE MAE                                          2.4%
          SOUTHTRUST CORP                                     2.4%
          DIME BANCORP                                        2.1%
          MELLON FINANCIAL                                    2.1%
          U.S. BANCORP                                        2.1%
          APPLIED MATERIALS                                   1.9%
          PNC FIN'L SVCS GRP                                  1.9%
          CISCO SYSTEMS                                       1.7%
          BB&T                                                1.6%
          INTEL CORP                                          1.6%
          JOHN HANCOCK FIN'L SVCS                             1.6%
          LEGG MASON                                          1.6%
          TOTAL % TOP 25                                       74%

Looking at these two characteristics of the Fund--its sector emphasis, and its individual position weightings--you can see that the larger brokers and banks will determine the relative performance of the portfolio. In an investment environment dominated by the actions of the Federal Reserve Bank, these types of companies should offer solid opportunities for investors.

Finally, as you know the Fund's prospectus permits an allocation of up to 35% in assets outside of the financial services sector. This is an important guideline as the financial services sector might not always be in favor and has permitted us to take advantage of opportunities in other areas of the market. The Fund currently holds less than 15% in non-financial stocks. We made some additional investments in technology stocks. For example, we initiated a position in a financial-related technology stock, Intuit, which produces well-known software products like TURBOTAX and QUICKBOOKS. Additionally, we added positions in some of the semi-conductor-related firms like Intel and Applied Materials. Although the short-run environment may continue to be turbulent in the technology arena, we believe that this sector may offer some of the best opportunities for investors over the longer run.

We are optimistic about the future growth potential of the financial services sector and have taken decisive action during the last month to position the Fund to take advantage of current cyclical and secular trends within the industry.

Sincerely,

Henry B. Dunlap Smith, CFA
Partner
Harris Bretall Sullivan & Smith, LLC

                          TITAN FINANCIAL SERVICES FUND
                        Value of $10,000 vs S&P 500 Index

Average Annual Total Return
Periods Ended April 30, 2001

1 Year......................... 18.20%
Since Inception (5/22/96)...... 18.69%

              Titan Financial Services Fund           S&P 500 with income
              -----------------------------           -------------------
 5/22/1996                10,000                             10,000
10/31/1996                11,093                             9,913
 4/30/1997                12,668                             11,371
10/31/1997                16,820                             13,095
 4/30/1998                20,707                             16,040
10/31/1998                15,575                             15,976
 4/30/1999                20,676                             19,541
10/31/1999                19,321                             20,076
 4/30/2000                19,734                             21,519
10/31/2000                24,384                             21,296
 4/30/2001                23,325                             18,727

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends.

                          TITAN FINANCIAL SERVICES FUND

SCHEDULE OF INVESTMENTS at April 30, 2001
--------------------------------------------------------------------------------
SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 101.2%

BANKS: 28.7%
    4,000    Astoria Financial Corp.                               $    231,440
        1    Banco Bilbao Vizcaya SA, ADR                                    14
    4,500    Bank of New York Co., Inc.                                 225,900
   11,000    BB&T Corp.                                                 389,620
    2,200    Cathay BanCorp, Inc.                                       125,840
   12,720    Comerica, Inc.                                             654,190
    8,500    Cullen/Frost Bankers, Inc.                                 272,000
   14,000    Hibernia Corp. - Class A                                   228,480
    6,000    JP Morgan Chase & Co.                                      287,880
   12,300    Mellon Bank Corp.                                          503,439
    2,800    Northern Trust Corp.                                       182,084
    7,000    PNC Bank Corp.                                             455,490
   12,000    Southtrust Corp.                                           570,600
    6,000    State Street Corp.                                         622,680
    8,700    Texas Regional Banchares, Inc.                             313,200
   23,812    US Bancorp                                                 504,338
   19,905    Wells Fargo & Co.                                          934,938
    3,500    Zions Bancorporation                                       186,515
                                                                   ------------
                                                                      6,688,648
                                                                   ------------
BROKERAGE SERVICES: 24.1%
   52,500    Charles Schwab Corp.                                     1,039,500
   26,601    Citigroup, Inc.                                          1,307,439
    7,966    Legg Mason, Inc.                                           381,332
   16,200    Lehman Brothers Holdings, Inc.                           1,178,550
   12,400    Merrill Lynch & Co.                                        765,080
   15,100    Morgan Stanley Dean Witter & Co.                           948,129
                                                                   ------------
                                                                      5,620,030
                                                                   ------------
COMMERCIAL BANKS: 0.8%
    3,500    Fifth Third Bancorp.                                       188,160
                                                                   ------------
COMPUTER SOFTWARE: 1.3%
    4,500    First Data Corp.                                           303,480
                                                                   ------------
COMPUTERS: 0.6%
    3,500    EMC Corp.*                                                 138,600
                                                                   ------------
COMPUTERS -- SERVICES, SOFTWARE & SYSTEMS: 0.3%
    2,500    Intuit, Inc.*                                               80,100
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES: 7.1%
    7,500    Fannie Mae                                                 601,950
   11,500    Goldman Sachs Group, Inc.                                1,047,650
                                                                   ------------
                                                                      1,649,600
                                                                   ------------
FINANCIAL SERVICES: 4.1%
   20,000    American Express Co.                                       848,800
    3,000    Heller Financial Inc.                                       95,730
                                                                   ------------
                                                                        944,530
                                                                   ------------
INSURANCE: 13.2%
   17,200    American International Group, Inc.                       1,406,960
   10,500    John Hancock Financial Services*                           390,075
    4,000    Lincoln National Corp.                                     184,640
    7,500    Marsh & McLennan Companies, Inc.                           723,300
    6,000    Nationwide Financial Services, Inc.                        245,760
    2,000    Renaissance RE Holdings, Ltd.                              127,800
                                                                   ------------
                                                                      3,078,535
                                                                   ------------
MANUFACTURING: 0.6%
    2,300    Illinois Tool Works, Inc.                                  145,774
                                                                   ------------
MANUFACTURING -- DIVERSIFIED: 0.9%
    4,500    General Electric Co.                                       218,385
                                                                   ------------
PHARMACEUTICALS: 0.7%
    2,100    Pfizer, Inc.                                                90,930
    2,000    Schering-Plough Corp.                                       77,080
                                                                   ------------
                                                                        168,010
                                                                   ------------
RETAIL: 2.2%
    6,000    BJ's Wholesale Club, Inc.*                                 271,800
    3,000    Home Depot, Inc.                                           141,300
    2,000    Wal-Mart Stores, Inc.                                      103,480
                                                                   ------------
                                                                        516,580
                                                                   ------------
SAVINGS AND LOAN: 1.7%
   11,640    New York Community Bancorp, Inc.                           392,850
                                                                   ------------

                          TITAN FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------
SHARES                                                                 VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS: 3.6%
    8,200    Applied Materials, Inc.*                              $    447,720
   12,700    Intel Corp.                                                392,557
                                                                   ------------
                                                                        840,277
                                                                   ------------
SOFTWARE: 1.4%
    1,800    Automatic Data Processing, Inc.                             97,650
    3,500    Microsoft Corp.*                                           237,125
                                                                   ------------
                                                                        334,775
                                                                   ------------
TELECOMMUNICATIONS: 3.1%
   24,000    Cisco Systems, Inc.*                                       407,520
   15,000    JDS Uniphase Corp.*                                        320,925
                                                                   ------------
                                                                        728,445
                                                                   ------------
TELECOMMUNICATIONS -- EQUIPMENT/SERVICES: 0.4%
    2,500    Qwest Communications International, Inc.*                  102,250
                                                                   ------------
THRIFT AND SAVINGS/SAVINGS BANKS: 6.4%
   15,500    Dime Bancorp, Inc.                                         516,925
   10,000    Golden State Bancorp, Inc.*                                298,000
   13,500    Washington Mutual, Inc.                                    674,055
                                                                   ------------
                                                                      1,488,980
                                                                   ------------

TOTAL COMMON STOCKS (cost $20,084,666)                               23,628,009

WARRANTS
--------------------------------------------------------------------------------
WARRANTS: 0.0%

SAVINGS & LOAN/THRIFTS: 0.0%
   15,000    Dime Bancorp, Inc. (cost $0)*                                3,450
                                                                   ------------

PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 1.6%
$ 377,000    Firstar Bank Repurchase Agreement, 3.50%, dated
               4/30/2001, due 5/1/2001, collateralized by
               $384,537 FHLMC, 6.00%, due 3/15/2025 (proceeds
               $377,037) (cost $377,000)                           $    377,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES (cost $20,461,666+): 102.8%          24,008,459
Liabilities in excess of Other Assets: (2.8)%                          (667,193)
                                                                   ------------
NET ASSETS: 100.0%                                                 $ 23,341,266
                                                                   ============

*    Non-income producing security.

+ At April 30, 2001, the basis of investments for federal income tax purposes was $20,593,409. Gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

         Gross unrealized appreciation                             $  4,642,184
         Gross unrealized depreciation                               (1,227,134)
                                                                   ------------
         Net unrealized appreciation                               $  3,415,050
                                                                   ============

See accompanying Notes to Financial Statements.

                          TITAN FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $20,461,666) ......    $ 24,008,459
  Cash ........................................................             641
  Receivables:
    Dividends and interest ....................................          22,559
  Prepaid expenses ............................................           8,783
                                                                   ------------
       Total assets ...........................................      24,040,442
                                                                   ------------

LIABILITIES
  Payables:
    Fund shares redeemed ......................................         632,544
    Due to advisor ............................................          20,580
    Distribution fees .........................................           4,839
    Administration fees .......................................           4,116
  Accrued expenses ............................................          37,097
                                                                   ------------
       Total liabilities ......................................         699,176
                                                                   ------------
  NET ASSETS ..................................................    $ 23,341,266
                                                                   ============

  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($23,341,266/1,181,390 shares outstanding; unlimited
    number of shares authorized without par value) ............    $      19.76
                                                                   ============

COMPONENTS OF NET ASSETS
  Paid-in capital .............................................    $ 15,150,134
  Accumulated net realized gain on investments ................       4,644,339
  Net unrealized appreciation on investments ..................       3,546,793
                                                                   ------------
       Net assets .............................................    $ 23,341,266
                                                                   ============

See accompanying Notes to Financial Statements.

                          TITAN FINANCIAL SERVICES FUND

STATEMENT OF OPERATIONS For the Year Ended April 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends .................................................    $    409,859
    Interest ..................................................          10,552
                                                                   ------------
       Total income ...........................................         420,411
                                                                   ------------
  Expenses
    Advisory fees .............................................         277,546
    Distribution fees .........................................          69,387
    Administration fees .......................................          55,509
    Custody fees ..............................................          51,505
    Transfer agent fees .......................................          28,002
    Fund accounting fees ......................................          26,533
    Reports to shareholders ...................................          21,243
    Audit fees ................................................          14,500
    Registration fees .........................................          14,110
    Legal fees ................................................          10,458
    Trustee fees ..............................................           7,083
    Miscellaneous .............................................           6,612
    Insurance expense .........................................           2,902
                                                                   ------------
       Total expenses .........................................         585,390
                                                                   ------------
         NET INVESTMENT LOSS ..................................        (164,979)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments ...........................       5,626,571
   Net unrealized depreciation on investments .................        (663,358)
                                                                   ------------
     Net realized and unrealized gain on investments ..........       4,963,213
                                                                   ------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..    $  4,798,234
                                                                   ============

See accompanying Notes to Financial Statements.

                          TITAN FINANCIAL SERVICES FUND

STATEMENT OF CHANGES IN NET ASSETS ASSETS
--------------------------------------------------------------------------------
                                                   YEAR ENDED       YEAR ENDED
                                                 APRIL 30, 2001   APRIL 30, 2000
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss .........................   $   (164,979)    $   (251,633)
  Net realized gain on investments ............      5,626,571        3,132,563
  Net unrealized depreciation on investments ..       (663,358)      (4,516,701)
                                                  ------------     ------------
    NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ..............      4,798,234       (1,635,771)
                                                  ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain ......................       (861,171)               -
                                                  ------------     ------------

CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets derived from net
    change in outstanding shares (a) ..........     (6,487,864)      (3,262,800)
                                                  ------------     ------------
    TOTAL DECREASE IN NET ASSETS ..............     (2,550,801)      (4,898,571)

NET ASSETS
  Beginning of year ...........................     25,892,067       30,790,638
                                                  ------------     ------------
  END OF YEAR .................................   $ 23,341,266     $ 25,892,067
                                                  ============     ============

(a) A summary of capital share transactions is as follows:

                              YEAR ENDED                     YEAR ENDED
                            APRIL 30, 2001                 APRIL 30, 2000
                    ----------------------------   ----------------------------
                       Shares           Value         Shares          Value
                    ------------    ------------   ------------    ------------
Shares sold              218,454    $  4,554,042        307,480    $  5,345,002
Shares issued in
  reinvestment of
  distributions           40,565         833,585             --              --
Shares redeemed         (584,234)    (11,875,491)      (510,779)      8,607,802)
                    ------------    ------------   ------------    ------------
  Net decrease          (325,215)   $ (6,487,864)      (203,299)   $ (3,262,800)
                    ============    ============   ============    ============

See accompanying Notes to Financial Statements.

                          TITAN FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

-------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED APRIL 30,              MAY 22, 1996*
                                           -------------------------------------------      THROUGH
                                            2001        2000        1999        1998     APRIL 30, 1997
-------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period ............................   $ 17.19     $ 18.01     $ 19.61     $ 12.60       $ 10.00
                                           -------     -------     -------     -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........     (0.14)      (0.17)      (0.10)      (0.06)         0.04
  Net realized and unrealized
    gain (loss) on investments .........      3.30       (0.65)      (0.31)       7.93          2.62
                                           -------     -------     -------     -------       -------
Total from investment operations .......      3.16       (0.82)      (0.41)       7.87          2.66
                                           -------     -------     -------     -------       -------
LESS DISTRIBUTIONS:
  From net investment income ...........        --          --          --          --         (0.06)
  From net realized gain ...............     (0.59)         --       (1.19)      (0.86)           --
                                           -------     -------     -------     -------       -------
Total distributions ....................     (0.59)         --       (1.19)      (0.86)        (0.06)
                                           -------     -------     -------     -------       -------
Net asset value, end of period .........   $ 19.76     $ 17.19     $ 18.01     $ 19.61       $ 12.60
                                           =======     =======     =======     =======       =======
Total return ...........................     18.20%     (4.55%)     (0.15%)      63.47%        26.67%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
     period (millions) .................   $  23.3     $  25.9     $  30.8     $  33.1       $   7.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses
    absorbed or recouped ...............      2.11%       2.14%       2.06%       2.10%         3.14%+
  After fees waived and expenses
    absorbed or recouped ...............      2.11%       2.14%       2.06%       2.27%         2.49%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
  Before fees waived and expenses
    absorbed or recouped ...............     (0.59%)     (0.91%)     (0.62%)     (0.44%)       (0.33%)+
  After fees waived and expenses
    absorbed or recouped ...............     (0.59%)     (0.91%)     (0.62%)     (0.61%)        0.33%+
  Portfolio turnover rate ..............    109.74%     180.47%     205.86%     107.12%        97.84%++

*  Commencement of operations.
+  Annualized.
++ Not annualized.

See accompanying Notes to Financial Statements.

                          TITAN FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Titan Financial Services Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company. The Fund, whose primary objective is capital appreciation and secondary objective is moderate income, began operations on May 22, 1996.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION. Securities traded on a national securities exchange or Nas-daq are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities; are valued at the last reported bid price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements. Actual results could differ from those estimates.

     E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          DETERMINATION,

                          TITAN FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------

          DISCLOSURE, and FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended April 30, 2001, the Fund reclassified its net investment loss of $164,979 to accumulated net realized gain on investments. The Fund's net assets were not affected by the reclassification.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

     Titan Investment Advisors, LLC (the "Advisor") and Harris Bretall Sullivan & Smith L.L.C. (the "Subadvisor") provide the Fund with investment management services under investment advisory agreements. The Advisor and Subadvisor furnish all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets, 0.75% of which is paid to the Subadvisor for the services it provides. For the year ended April 30, 2001, the Fund incurred $277,546 in advisory fees.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million             $30,000
     $15 to $50 million            0.20% of average daily net assets
     $50 to $100 million           0.15% of average daily net assets
     $100 to $150 million          0.10% of average daily net assets
     Over $150 million             0.05% of average daily net assets

     For  the  year  ended  April  30,  2001,  the  Fund  incurred   $55,509  in
administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

                          TITAN FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the Fund's average daily net assets. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity. For the year ended April 30, 2001, the Fund incurred $69,387 in distribution fees.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities for the year ended April 30, 2001, excluding short-term investments, were $29,914,585 and $37,215,277, respectively.

NOTE 6 - REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the
Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the Fund's custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if the seller commences bankruptcy proceedings, realization of the collateral by the Fund may be delayed or limited.

NOTE 7 - SUBSEQUENT EVENT

     The Advisor has entered into a definitive agreement to be acquired by Turner Investment Partners, Inc. ("Turner"). As a result of this agreement, it is proposed that the Fund will be combined with the Turner Future Financial Services Fund in a tax-free reorganization to occur later this year. Shareholders will be asked to approve the reorganization at a special meeting which is expected to be held in the near future.

                          TITAN FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------

     In connection with these developments, on June 13, 2001, the Fund's Board of Trustees unanimously approved a new investment advisory agreement ("New
Agreement") between the Fund and Turner which took effect on June 18, 2001. Under the New Agreement, Turner will assume the responsibilities of the advisor to the Fund immediately, replacing both the Advisor and Subadvisor. The New Agreement contains substantially the same terms and conditions as the former advisory agreement. Turner will also act as the Fund's Distribution Coordinator.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS OF
  TITAN FINANCIAL SERVICES FUND

THE BOARD OF TRUSTEES OF
  PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Titan Financial Services Fund ("the Fund"), a series of Professionally Managed Portfolios, as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Titan Financial Services Fund as of April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
JUNE 14, 2001

                                    ADVISORS
                         TITAN INVESTMENT ADVISORS, LLC
                            9672 Pennsylvania Avenue
                            Upper Marlboro, MD 20772
                                  888-44-TITAN
                        Account Inquiries 1-800-282-2340

                        TURNER INVESTMENT PARTNERS, INC.
                         1235 Westlakes Drive, Suite 350
                                Berwyn, PA 19312
                                  610-408-3236

                                   DISTRIBUTOR
                          FIRST FUND DISTRIBUTORS, INC.
                        4455 E. Camelback Rd., Suite 261E
                                Phoenix, AZ 85018

                                    CUSTODIAN
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 TRANSFER AGENT
                          AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132

                              INDEPENDENT AUDITORS
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103

                              COUNSEL TO THE TRUST
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to Market volatility, Fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Statements and other information herein are dated and are subject to change.